                     PORTFOLIO STRUCTURE AND OUR COMPANIES

 Dear Fellow and Future Shareholders:

      We are pleased to present for your review the annual report for the Trainer, Wortham Funds. Contained herein are our views on investment opportunities and our general market outlook.

      Our current portfolio is structured with an emphasis in the Broadcasting, Pharmaceutical and Financial sectors of the market. These three groups continue to offer high returns on invested capital, increased cash flow and have provided excellent returns for the Fund over the last full market cycle.

      The Asian flu, as it is now referred to, continues to create investment opportunities in the communication and technology sectors. We have reduced our exposure in the oil services companies due to our disappointment in OPEC's efforts to limit oil production. We will continue to monitor this group and look for opportunities since energy demand worldwide continues to increase and oil supplies are being depleted.

      Our portfolios should continue to benefit from the long term positive trend of the markets. We have modified our outlook for the trading range of the Dow Jones Industrial Average with an expected range of 8400 to 9800. Although there will be additional consolidation along the way, we look for stable earnings for our companies, continued growth and stable to lower interest rates, as we enter the new year. The Total Return Bond Fund remains fully invested in quality issues and is offering a competitive yield to its shareholders.
                             THE MARKETS & ECONOMY

      As we formulate our expectations for the remainder of 1998 and look to 1999, we expect the markets will experience some added volatility as investors and institutions continue to monitor the Asian situation and the uncertain political condition of some of our economic allies.

      In an environment of low inflation and declining interest rates, financial assets grow in value. Much continues to be said about Market volatility! Remember, the most volatile markets in history were realized during 1973 - 1974 and 1987 - 1988 when the economic and financial landscape was not at all similar to what we have today. We realize that there may be consolidation, however we do not expect a "correction" as there are not many economic problems to correct. Main Street and Corporate America are strong and positive about the condition of the American economy.

      We continue our pursuit of finding those companies that offer high return on capital, where market expectations are unreasonable and therefore the companies will offer greater reward and lower risk profiles.

 Respectfully,

 /s/ DAVID P. COMO

 DAVID P. COMO, President
 Trainer, Wortham Funds
 August 4, 1998

TRAINER, WORTHAM FIRST MUTUAL FUND
SCHEDULE OF INVESTMENTS                                            JUNE 30, 1998
--------------------------------------------------------------------------------

                                                                             MARKET
SHARES                                                                        VALUE
-------                                                                    -----------
           COMMON STOCKS - 97.97%
           CONSUMER PRODUCTS - 2.91%
 27,700    PepsiCo, Inc. ..............................................    $ 1,140,894
                                                                           -----------
           DIVERSIFIED OPERATIONS - 6.03%
 35,000    Federal-Mogul Corp. ........................................      2,362,500
                                                                           -----------
           FINANCIAL - 23.86%
 26,700    Banc One Corp. .............................................      1,490,194
 35,000    BankBoston Corp. ...........................................      1,946,875
 14,000    Citicorp....................................................      2,089,500
 31,000    Federal National Mortgage Association.......................      1,883,250
 17,000    Hartford Financial Services Group, Inc. ....................      1,944,375
                                                                           -----------
                                                                             9,354,194
                                                                           -----------
           MEDIA - RADIO/TV - 19.01%
 68,000    CBS Corp.*..................................................      2,159,000
 12,500    Clear Channel Communications, Inc.*.........................      1,364,062
 23,000    General Electric Co. .......................................      2,093,000
 17,500    The Walt Disney Co. ........................................      1,838,594
                                                                           -----------
                                                                             7,454,656
                                                                           -----------
           MEDICAL - PHARMACEUTICAL - 19.22%
 32,500    Amgen, Inc.*................................................      2,124,688
 30,000    Johnson & Johnson...........................................      2,212,500
 15,000    Lilly (Eli) & Co. ..........................................        990,937
 16,500    Merck & Co., Inc. ..........................................      2,206,875
                                                                           -----------
                                                                             7,535,000
                                                                           -----------
           OIL & GAS SERVICES - 6.44%
100,000    Queen Sand Resources, Inc.*.................................        737,500
 26,200    Schlumberger, Ltd. .........................................      1,789,788
                                                                           -----------
                                                                             2,527,288
                                                                           -----------
           TECHNOLOGY & COMPUTERS - 12.47%
 10,000    Cisco Systems, Inc.*........................................        920,625
 22,500    Computer Associates International, Inc. ....................      1,250,156
 22,500    Intel Corp. ................................................      1,667,812
 25,000    Solectron Corp.*............................................      1,051,563
                                                                           -----------
                                                                             4,890,156
                                                                           -----------
           TELECOMMUNICATIONS SERVICES & EQUIPMENT - 8.03%
 12,000    Lucent Technologies, Inc. ..................................        998,250
 37,000    MCI Communications Corp.....................................      2,150,625
                                                                           -----------
                                                                             3,148,875
                                                                           -----------
           TOTAL COMMON STOCKS (COST $30,326,666)......................     38,413,563
                                                                           -----------

TRAINER, WORTHAM FIRST MUTUAL FUND
SCHEDULE OF INVESTMENTS                                            JUNE 30, 1998
--------------------------------------------------------------------------------

                                                                             MARKET
SHARES                                                                        VALUE
-------                                                                    -----------
           SHORT TERM INVESTMENTS - 2.33%
912,617    UMB Bank, Money Market Fiduciary, 4.44%
           (Cost $912,617).............................................    $   912,617
                                                                           -----------
           TOTAL INVESTMENTS (COST $31,239,283**) - 100.30%............     39,326,180
           OTHER LIABILITIES LESS OTHER ASSETS - (0.30)%...............       (115,582)
                                                                           -----------
           NET ASSETS - 100.00%........................................    $39,210,598
                                                                           ===========
*  Non-income producing security
** Cost for Federal income tax purposes is $31,239,283 and net unrealized appreciation consists of:
           Gross unrealized appreciation...............................    $ 8,571,703
           Gross unrealized depreciation...............................       (484,806)
                                                                           -----------
           Net unrealized appreciation.................................    $ 8,086,897
                                                                           ===========

The notes to financial statements are an integral part of these statements.

TRAINER, WORTHAM TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS                                            JUNE 30, 1998
--------------------------------------------------------------------------------

PRINCIPAL                                                                      MARKET
 AMOUNT                                                                         VALUE
---------                                                                    -----------
             FIXED INCOME SECURITIES - 98.68%
             U.S. GOVERNMENT TREASURY - 45.15%
$ 50,000     U.S. Treasury Notes, 8.000%, 08/15/99.......................    $    51,359
  50,000     U.S. Treasury Notes, 7.750%, 11/30/99.......................         51,500
 500,000     U.S. Treasury Notes, 6.375%, 09/30/01.......................        512,050
 400,000     U.S. Treasury Notes, 7.500%, 11/15/01.......................        423,652
 650,000     U.S. Treasury Notes, 6.375%, 08/15/02.......................        669,948
 750,000     U.S. Treasury Notes, 6.250%, 02/15/03.......................        772,005
 700,000     U.S. Treasury Notes, 5.500%, 05/31/03.......................        699,958
 650,000     U.S. Treasury Notes, 7.250%, 05/15/04.......................        705,348
 700,000     U.S. Treasury Notes, 6.500%, 10/15/06.......................        743,148
 650,000     U.S. Treasury Notes, 7.250%, 08/15/22.......................        778,225
                                                                             -----------
             TOTAL U.S. GOVERNMENT TREASURY (COST $5,340,971)............      5,407,193
                                                                             -----------
             U.S. GOVERNMENT AGENCY - 23.68%
 434,568     Federal Home Loan Mortgage Corp. Gold Pool #E65534, 6.500%,
             10/01/11....................................................        437,827
   3,930     Federal National Mortgage Association Pool #041474, 7.500%,
             04/01/17....................................................          4,035
  10,785     Federal Home Loan Mortgage Corp. Pool #141248, 7.500%,
             07/01/17....................................................         11,155
   3,678     Federal National Mortgage Association Pool #134195, 7.500%,
             10/01/21....................................................          3,777
 641,813     Federal Home Loan Mortgage Corp. Gold Pool #D72664, 7.000%,
             07/01/26....................................................        651,841
 193,222     Federal Home Loan Mortgage Corp. Gold Pool #C80442, 7.000%,
             10/01/26....................................................        196,241
 493,161     Government National Mortgage Association Pool #372399,
             6.500%, 02/15/27............................................        492,391
 491,356     Government National Mortgage Association Pool #407955,
             6.500%, 10/15/27............................................        490,588
 550,235     Federal National Mortgage Association Pool #251568, 6.500%,
             03/01/28....................................................        548,172
                                                                             -----------
             TOTAL U.S. GOVERNMENT AGENCY (COST $2,747,670)..............      2,836,027
                                                                             -----------
             CORPORATE BONDS - 29.85%
 150,000     Associates Corp. of North America, 6.740%, 08/13/99.........        151,203
 110,000     General Motors Acceptance Corp., 8.400%, 10/15/99...........        113,450
 160,000     Ford Motor Credit Co., 7.020%, 10/10/00.....................        163,600
 200,000     Sears Roebuck Acceptance Corp., 5.870%, 01/08/01............        199,250
 150,000     Morgan Stanley Group, Inc., 9.375%, 06/15/01................        163,313
 200,000     WFS Financial Owner Trust, 1997-B A3, 6.300%, 07/20/01......        201,917
 500,000     Olympic Automobile Receivables Trust, 1997-A A3, 6.400%,
             09/15/01....................................................        501,937
 250,000     WFS Financial Owner Trust, 1998-A A3, 5.900%, 05/20/02......        250,677
 200,000     Scholastic Corp., 7.000%, 12/15/03..........................        206,000
 267,814     Province Of Tucuman, 9.450%, 08/01/04 (Note 4)..............        248,397
 250,000     Hydro-Quebec, 6.720%, 03/16/05..............................        257,188

TRAINER, WORTHAM TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS                                            JUNE 30, 1998
--------------------------------------------------------------------------------

PRINCIPAL                                                                      MARKET
 AMOUNT                                                                         VALUE
---------                                                                    -----------
$200,000     Salomon Smith Barney Holdings, Inc., 7.125%, 10/01/06.......    $   210,500
 100,000     Union Pacific Resources Corp., 7.000%, 10/15/06.............        105,250
 500,000     Comp De Desarollo Aeropu, 10.190%, 05/31/11 (Note 4)........        486,250
 200,000     Empresa Nacional Electric, 7.875%, 02/01/27.................        208,750
 105,999     BA Mortgage Securities, Inc., 1997-2 1A3, 7.400%,
             10/25/27....................................................        106,601
                                                                             -----------
             TOTAL CORPORATE BONDS (COST $3,606,810).....................      3,574,283
                                                                             -----------
             TOTAL FIXED INCOME SECURITIES (COST $11,695,451)............     11,817,503
                                                                             -----------

 SHARES
--------
            SHORT TERM INVESTMENTS - 0.22%
  26,422    UMB Bank, Money Market Fiduciary, 4.44% (Cost $26,422)......         26,422
                                                                            -----------
            TOTAL INVESTMENTS (COST $11,721,873**) - 98.90%.............     11,843,925
            OTHER ASSETS LESS OTHER LIABILITIES - 1.10%.................        132,005
                                                                            -----------
            NET ASSETS - 100.00%........................................    $11,975,930
                                                                            ===========
** Cost for Federal income tax purposes is $11,721,873 and net unrealized appreciation consists of:
            Gross unrealized appreciation...............................    $   210,631
            Gross unrealized depreciation...............................        (88,579)
                                                                            -----------
            Net unrealized appreciation.................................    $   122,052
                                                                            ===========

The notes to financial statements are an integral part of these statements.

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1998
--------------------------------------------------------------------------------

                                                                 FIRST       TOTAL RETURN
                                                                MUTUAL           BOND
                                                              -----------    ------------
ASSETS
  Investments in securities at market value (identified cost
    $31,239,283 and $11,721,873, respectively)
    (Notes 1 and 4).........................................  $39,326,180    $11,843,925
  Receivables:
    Investment securities sold..............................    1,004,704        201,293
    Dividends and interest..................................       24,758        137,364
  Reimbursement due from Advisor............................            0          2,727
  Deferred organizational costs (Note 1)....................            0          7,822
  Other assets..............................................        6,051          1,751
                                                              -----------    -----------
    TOTAL ASSETS............................................   40,361,693     12,194,882
                                                              -----------    -----------
LIABILITIES
  Payables:
    Investment securities purchased.........................    1,027,000        200,994
    Capital stock redeemed..................................       82,000              0
    Distributions payable...................................            0          6,013
  Accrued expenses..........................................       42,095         11,945
                                                              -----------    -----------
    TOTAL LIABILITIES.......................................    1,151,095        218,952
                                                              -----------    -----------
NET ASSETS
  (applicable to outstanding shares of 3,143,600 and
    1,168,205 respectively; unlimited shares of $0.001 par
    value authorized).......................................  $39,210,598    $11,975,930
                                                              ===========    ===========
  Net asset value, offering and redemption price per
    share...................................................  $     12.47    $     10.25
                                                              ===========    ===========
SOURCE OF NET ASSETS
  Paid-in capital...........................................  $27,682,758    $11,808,226
  Undistributed net investment income.......................            0          1,648
  Accumulated net realized gain on investments..............    3,440,943         44,004
  Net unrealized appreciation of investments................    8,086,897        122,052
                                                              -----------    -----------
    NET ASSETS..............................................  $39,210,598    $11,975,930
                                                              ===========    ===========

The notes to financial statements are an integral part of these statements.

STATEMENTS OF OPERATIONS
YEAR ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

                                                                             TOTAL
                                                                FIRST        RETURN
                                                                MUTUAL        BOND
                                                              ----------    --------
INVESTMENT INCOME
  Dividends.................................................  $  378,159    $      0
  Interest..................................................      34,852     659,688
                                                              ----------    --------
    TOTAL INCOME............................................     413,011     659,688
                                                              ----------    --------
EXPENSES
  Advisory fees (Note 3)....................................     280,113      45,382
  Distribution expense (Note 3).............................      93,371           0
  Administrator expense.....................................      59,915      15,476
  Transfer agent fees.......................................      33,198      24,602
  Bookkeeping and pricing...................................      34,734      30,540
  Insurance expense.........................................      13,509       3,126
  Custodian fees............................................      10,081       8,800
  Legal expense.............................................       9,625       2,930
  Registration expense......................................      20,810      19,520
  Organizational expense (Note 1)...........................           0       2,398
  Independent accountants...................................      11,000       5,000
  Other.....................................................      24,358       7,384
  Trustees' fees and expenses...............................      22,953       2,129
  Reports to shareholders...................................       7,713       1,860
                                                              ----------    --------
    TOTAL EXPENSES..........................................     621,380     169,147
    Expenses waived and reimbursed (Note 3).................           0     (48,128)
                                                              ----------    --------
    NET EXPENSES............................................     621,380     121,019
                                                              ----------    --------
    NET INVESTMENT INCOME (LOSS)............................    (208,369)    538,669
                                                              ----------    --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain from security transactions..............   4,703,647     134,091
  Net change in unrealized appreciation of investments......   3,903,311      71,363
                                                              ----------    --------
  Net realized and unrealized gain on investments...........   8,606,958     205,454
                                                              ----------    --------
  Net increase in net assets resulting from operations......  $8,398,589    $744,123
                                                              ==========    ========

The notes to financial statements are an integral part of these statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              FIRST MUTUAL              TOTAL RETURN BOND
                                       --------------------------   --------------------------
                                           YEAR          YEAR           YEAR         PERIOD
                                          ENDED          ENDED         ENDED          ENDED
                                         JUNE 30,      JUNE 30,       JUNE 30,      JUNE 30,
                                           1998          1997           1998         1997(1)
                                       ------------   -----------   ------------   -----------
OPERATIONS
  Net investment income (loss).......  $  (208,369)   $  (302,382)  $   538,669    $   283,800
  Net realized gain (loss) on
    investments......................    4,703,647      6,971,549       134,091        (11,462)
  Net change in unrealized
    appreciation (depreciation) of
    investments......................    3,903,311     (4,283,207)       71,363         50,689
                                       -----------    -----------   -----------    -----------
  Net increase in net assets
    resulting from operations........    8,398,589      2,385,960       744,123        323,027
                                       -----------    -----------   -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from net investment
    income...........................            0              0      (550,088)      (280,953)
  Distributions from realized gains
    on investments...................   (6,718,173)    (5,294,139)      (70,764)             0
  Distributions in excess of realized
    gains on investments.............            0              0             0         (1,820)
                                       -----------    -----------   -----------    -----------
    Total Distributions..............   (6,718,173)    (5,294,139)     (620,852)      (282,773)
                                       -----------    -----------   -----------    -----------
CAPITAL SHARE TRANSACTIONS
  Receipt from shares sold...........    6,953,881      2,803,809     4,528,818      9,697,178
  Receipt from shares issued on
    reinvestment of distributions....    6,279,709      4,863,382       585,608        270,553
  Shares redeemed....................   (9,352,149)    (3,257,407)   (1,741,170)    (1,528,582)
                                       -----------    -----------   -----------    -----------
  Net increase in net assets
    resulting from capital share
    transactions(a)..................    3,881,441      4,409,784     3,373,256      8,439,149
                                       -----------    -----------   -----------    -----------
    Total increase in net assets.....    5,561,857      1,501,605     3,496,527      8,479,403
NET ASSETS
  Beginning of period................   33,648,741     32,147,136     8,479,403              0
                                       -----------    -----------   -----------    -----------
  End of period......................  $39,210,598    $33,648,741   $11,975,930    $ 8,479,403
                                       ===========    ===========   ===========    ===========
  (a) Transactions in capital stock
    were:
      Shares sold....................      576,681        228,710       439,159        965,600
      Shares issued on reinvestment
         of distributions............      600,355        431,151        57,284         26,973
      Shares redeemed................     (757,177)      (263,223)     (169,442)      (151,369)
                                       -----------    -----------   -----------    -----------
      Net increase...................      419,859        396,638       327,001        841,204
      Beginning balance..............    2,723,741      2,327,103       841,204              0
                                       -----------    -----------   -----------    -----------
      Ending balance.................    3,143,600      2,723,741     1,168,205        841,204
                                       ===========    ===========   ===========    ===========

-------------------------------------------
(1) The Total Return Bond Fund commenced operations on October 1, 1996.

The notes to financial statements are an integral part of these statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

                                                       FIRST MUTUAL
                                   ----------------------------------------------------
                                                   YEARS ENDED JUNE 30,
                                   ----------------------------------------------------
                                    1998       1997       1996        1995       1994
                                   -------    -------    -------    --------    -------
NET ASSET VALUE, BEGINNING OF
  YEAR...........................   $12.35     $13.81     $10.03      $ 8.21     $ 9.29
                                   -------    -------    -------    --------    -------
  INCOME FROM INVESTMENT


    OPERATIONS
---------------
  Net investment loss............    (0.07)     (0.11)     (0.09)      (0.09)     (0.09)
  Net gains (losses) on
    securities (both realized and
    unrealized)..................     2.72       0.95       4.79        2.10      (0.13)
                                   -------    -------    -------    --------    -------
    Total from investment
      operations.................     2.65       0.84       4.70        2.01      (0.22)
                                   -------    -------    -------    --------    -------
  LESS DISTRIBUTIONS
  ---------------------
  Dividends from net investment
    income.......................     0.00       0.00       0.00        0.00       0.00
  Distributions from capital
    gains........................    (2.53)     (2.30)     (0.92)      (0.19)     (0.86)
                                   -------    -------    -------    --------    -------
    Total distributions..........    (2.53)     (2.30)     (0.92)      (0.19)     (0.86)
                                   -------    -------    -------    --------    -------
NET ASSET VALUE, END OF YEAR.....   $12.47     $12.35     $13.81      $10.03     $ 8.21
                                   =======    =======    =======    ========    =======
TOTAL RETURN.....................   25.40%      7.67%     49.12%      25.04%     (3.91%)
RATIOS/SUPPLEMENTAL DATA
----------------------------
  Net assets, end of year (in
    000's).......................  $39,211    $33,649    $32,147     $20,281    $21,446
  Ratio of expenses to average
    net assets...................    1.66%      1.87%      1.74%       2.16%      1.97%
  Ratio of net investment loss to
    average net assets...........   (0.56%)    (0.96%)    (0.82%)     (0.77%)    (0.97%)
  Portfolio turnover rate........      81%       109%       107%        198%       178%
  Average commission rate paid...  $0.0644    $0.0601    $0.0683         N/A        N/A

The notes to financial statements are an integral part of these statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The tables below set forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                 TOTAL RETURN
                                                                     BOND
                                                              -------------------
                                                                YEAR      PERIOD
                                                               ENDED      ENDED
                                                              JUNE 30,   JUNE 30,
                                                                1998     1997(1)
                                                              --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $ 10.08     $10.00
                                                              -------     ------
  INCOME FROM INVESTMENT OPERATIONS
  ----------------------------------------
  Net investment income.....................................     0.52       0.41
  Net gains on securities (both realized and unrealized)....     0.25       0.08
                                                              -------     ------
    Total from investment operations........................     0.77       0.49
                                                              -------     ------
  LESS DISTRIBUTIONS
  --------------------
  Dividends from net investment income......................    (0.53)     (0.40)
  Distributions from capital gains..........................    (0.07)      0.00
  Distributions in excess of capital gains..................     0.00      (0.01)
                                                              -------     ------
    Total distributions.....................................    (0.60)     (0.41)
                                                              -------     ------
NET ASSET VALUE, END OF PERIOD..............................    $10.25    $10.08
                                                              =======     ======
TOTAL RETURN................................................    7.84%      4.90%+
RATIOS/SUPPLEMENTAL DATA
----------------------------
  Net assets, end of period (in 000's)......................  $11,976      $8,479
  Ratio of expenses to average net assets
    before reimbursement of expenses by Advisor.............    1.68%      2.01%*
    after reimbursement of expenses by Advisor..............    1.20%      0.88%*
  Ratio of net investment income to average net assets
    before reimbursement of expenses by Advisor.............    4.86%      4.53%*
    after reimbursement of expenses by Advisor..............    5.34%      5.66%*
  Portfolio turnover rate...................................      83%       112%+

-------------------------------------------
 (1) The Total Return Bond Fund commenced operations on October 1, 1996. + Since inception, not annualized.
* Annualized.

The notes to financial statements are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS                                      JUNE 30, 1998
--------------------------------------------------------------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Trainer, Wortham First Mutual Funds (the "Trust") is an open-end investment management company which currently offers shares of two series: First Mutual Fund; and Trainer, Wortham Total Return Bond Fund ("Total Return Bond Fund"). Each Series has distinct investment objectives and policies.

First Mutual Fund's primary investment objective is to seek capital appreciation principally through investments in common stock. The Fund may also invest in securities convertible into common stock such as convertible bonds or preferred stock. Its secondary investment objective is to seek income from dividends and interest. The Total Return Bond Fund seeks to maximize total return consistent with preservation of capital. The Fund will invest in U.S. Government and agency securities, investment grade corporate bonds and other fixed-income securities. The Fund will seek to produce conservative, risk adjusted returns.

Due to the inherent risk in any investment program, no Fund can ensure that its investment objectives will be realized. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Unlisted securities, or listed securities in which there were no sales, are valued at the mean of the closing bid and ask prices. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost which approximates market value. All other securities are valued at their fair value as determined in good faith by the Board of Trustees.

B. OTHER. As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Those differences are primarily due to different treatments for net operating losses and post-October capital losses.

C. NET ASSET VALUE PER SHARE. Net asset value per share of the capital stock of a Fund is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of its net assets by the number of Fund shares outstanding. The offering price and redemption price per share is the same as the net asset value per share.

D. FEDERAL INCOME TAXES. It is the policy of each Fund to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, if such qualification is in the best interest of its stockholders, and to make distributions of net investment income and capital gains (after reduction for any amounts available for Federal income tax purposes as

NOTES TO FINANCIAL STATEMENTS                                      JUNE 30, 1998
--------------------------------------------------------------------------------

capital loss carryovers) sufficient to relieve it from all, or substantially all, Federal income taxes.

E. USE OF ESTIMATES IN FINANCIAL STATEMENTS. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

F. ORGANIZATIONAL COSTS. Organizational costs for Total Return Bond Fund are being amortized on a straight-line basis over five years, commencing October 1, 1996.

NOTE 2 - PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities, other than short-term investments, for the year ended June 30, 1998 are as follows:

                                                               PURCHASES        SALES
                                                              -----------    -----------
First Mutual Fund...........................................  $29,749,639    $32,668,828
Total Return Bond Fund......................................   11,381,548      8,045,472

NOTE 3 - INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES Trainer, Wortham & Co., Inc. (the "Advisor") is the investment advisor for the Trust pursuant to two separate investment advisory agreements (the "Agreements"). Under the terms of the Agreements, the Advisor receives an annual fee, accrued daily and paid monthly, of 0.75% of the average daily net assets of First Mutual Fund and 0.45% of the average daily net assets of the Total Return Bond Fund.

For the year ended June 30, 1998, the Trust paid the Advisor $280,113 in advisory fees on behalf of First Mutual Fund and $45,382 on behalf of Total Return Bond Fund. For the period October 1, 1996 (commencement of operations) through April 30, 1997, the Advisor voluntarily elected to waive advisory fees and reimburse other operating expenses to the extent necessary to cause total operating expenses not to exceed 0.75% for the Total Return Bond Fund. Effective May 1, 1997, the waiver and reimbursement was reduced on the Total Return Bond Fund to the extent that total operating expenses do not exceed 1.20%. For the year ended June 30, 1998, the Advisor waived and reimbursed expenses amounting to $48,128 for the Total Return Bond Fund. The Trust has adopted a Distribution Plan (the "Plan"), with respect to First Mutual Fund, pursuant to Rule 12b-1 under the Investment Company Act of 1940, which permits the Fund to pay certain expenses associated with the distribution of its shares. The Plan provides that the Trust will reimburse FPS Broker Services, Inc. (the "Distributor"), the Trust's sole Underwriter and Distributor, for actual distribution and shareholder servicing expenses incurred by the Distributor not exceeding, on an annual basis, 0.25% of the average daily net assets of First Mutual Fund. For the year ended June 30, 1998, the Trust reimbursed the Distributor $93,371 on behalf of First Mutual Fund for distribution costs incurred. Distribution costs incurred by First Mutual include $32,500 paid to an affiliate involved with Marketing and Distribution of the Fund

NOTES TO FINANCIAL STATEMENTS                                      JUNE 30, 1998
--------------------------------------------------------------------------------

and $35,522 retained by FPS Broker Services, Inc. as compensation for their distribution services.

NOTE 4 - RESTRICTED SECURITIES
Total Return Bond Fund owns certain investment securities which are restricted as to resale. Accordingly, these securities are valued at fair value in good faith by or under the direction of the Trust's Board of Trustees, taking into consideration such factors including recent private sales, market conditions and the issuer's financial performance. At June 30, 1998, Total Return Bond Fund owned the following securities which may not be sold without registration under the Securities Act of 1933:

TOTAL RETURN BOND FUND

                                 ACQUISITION              UNIT      MARKET
           SECURITY                 DATE         PAR      PRICE     VALUE     %TNA     COST
           --------              -----------   -------   -------   --------   ----   --------
Province of Tucuman
  9.450%, 08/01/04.............  08/15/97      267,814    100.00   $248,397   2.07%  $267,814
Comp De Desarollo Aeropu
  10.190%, 05/31/11............  07/16/97      500,000    111.36    486,250   4.06%   556,800
                                                                   --------   ----   --------
                                                                   $734,647   6.13%  $824,614
                                                                   ========   ====   ========

NOTES TO FINANCIAL STATEMENTS                                      JUNE 30, 1998
--------------------------------------------------------------------------------

Certain officers and trustees of the Trust are affiliated persons of the Advisor.

                             TRAINER, WORTHAM FUNDS
                          845 Third Avenue, 6th Floor
                               New York, NY 10022

OFFICERS                                       AUDITORS
David P. Como                                  Briggs, Bunting & Dougherty, LLP
President                                      Two Logan Square, Suite 2121
                                               Philadelphia, PA 19103
H. Williamson Ghriskey, Jr.
Vice President/Treasurer                       CUSTODIAN
                                               UMB Bank KC, NA
John D. Knox                                   P.O. Box 412797
Vice President                                 Kansas City, MO 64141
Debra L. Clark                                 FUND ADMINISTRATION
Secretary                                      First Data Investor Services Group, Inc.
                                               3200 Horizon Drive
INVESTMENT ADVISOR                             King of Prussia, PA 19406
Trainer, Wortham & Co., Inc.
845 Third Avenue, 6th Floor
New York, NY 10022

This report is submitted for the general information of the shareholders of the Trust. It is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective Prospectus which includes details regarding the Trust's objectives, policies, expenses and other information.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees
Trainer, Wortham First Mutual Funds
New York, New York

We have audited the statements of assets and liabilities of Trainer, Wortham First Mutual Fund and Trainer, Wortham Total Return Bond Fund, each a series of shares of Trainer, Wortham Mutual Funds, including the schedules of investments, as of June 30, 1998, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years (or period from commencement of operations) in the period ended June 30, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for Trainer, Wortham First Mutual Fund for each of the three years in the period ended June 30, 1996 were audited by other auditors whose report dated July 11, 1996 expressed an unqualified opinion thereon.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. Where brokers did not reply to our confirmation requests, we carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Trainer, Wortham First Mutual Fund and Trainer, Wortham Total Return Bond Fund as of June 30, 1998, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years (or period from commencement of operations) in the period ended June 30, 1998 in conformity with generally accepted accounting principles.

                                             BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
July 17, 1998

DIVIDEND NOTICES
--------------------------------------------------------------------------------

Note the following information is required by sections 852(b)(3)(c) and 854(b)(2) of the Internal Revenue Code and is based on the Trainer, Wortham First Mutual Fund's tax year July 1, 1997 to June 30, 1998:

                      ORDINARY INCOME
                  DISTRIBUTIONS PER SHARE         PERCENTAGE
                 --------------------------       QUALIFYING
                    FROM                         70% DIVIDENDS        LONG TERM
                 INVESTMENT       FROM        RECEIVED DEDUCTION    CAPITAL GAINS
     DATE PAID     INCOME     CAPITAL GAINS    FOR CORPORATIONS       PER SHARE
     ---------   ----------   -------------   -------------------   -------------
     11/10/97     $ 0.000        $0.230               100%             $2.301

The Fund intends to make a distribution of ordinary income and capital gains in December. Form 1099-DIV will be mailed to you in late January 1999, providing you with the nature and dollar amounts of all distributions paid in calendar 1998 and should be used to complete your 1998 tax return.

ILLUSTRATION OF $10,000 INVESTMENT
--------------------------------------------------------------------------------

The graph below compares the increase in value of a $10,000 investment in the Trainer, Wortham First Mutual Fund with the performance of the Standard & Poor's 500 Index. The values are as of June 30 for each of the last ten years. The values and returns for the Trainer, Wortham First Mutual Fund include reinvested dividends.

AVERAGE ANNUAL TOTAL RETURN
1 YEAR     5 YEAR     10 YEAR

25.40%     19.31%     14.62%


            Measurement Period
          (Fiscal Year Covered)                 FIRST MUTUAL           S&P 500 INDEX
1988                                               $10000                  $10000
1989                                                11852                   11626
1990                                                13970                   13090
1991                                                14578                   13571
1992                                                14431                   14923
1993                                                16187                   16473
1994                                                15553                   16244
1995                                                19447                   20003
1996                                                29000                   24520
1997                                                31224                   32363
1998                                                39157                   41457

Past performance is not predictive of future performance.

ILLUSTRATION OF $10,000 INVESTMENT
--------------------------------------------------------------------------------

The graph below compares the increase in value of a $10,000 investment in the Trainer, Wortham Total Return Bond Fund with the performance of the Lehman Aggregate Index. The values and returns for the Trainer, Wortham Total Return Bond Fund include reinvested dividends.

AVERAGE ANNUAL TOTAL RETURN
1 YEAR      SINCE INCEPTION
 7.84%           7.33%*


            Measurement Period                  TOTAL RETURN               LEHMAN
          (Fiscal Year Covered)                     BOND              AGGREGATE INDEX*
10/1/96                                            $10000                  $10000
12/31/96                                            10221                   10300
3/31/97                                             10146                   10242
6/30/97                                             10490                   10618
9/30/97                                             10802                   10971
12/31/97                                            11001                   11293
3/31/98                                             11138                   11469
6/30/98                                             11313                   11738

Past performance is not predictive of future performance.

* Fund commenced operations October 1, 1996.

TRUSTEES:

Robert H. Breslin, Jr.
David P. Como
Raymond Eisenberg
David Elias
Robert S. Lazar
Martin S. Levine
Timothy J. O'Hara
Therese C. Thibadeau
James F. Twaddell

For more complete information including
charges and expenses, you may request
a prospectus by calling:

                                  800.257.4414

TWF LOGO

      845 Third Avenue/6th Floor, New York, New York 10022
      800.257.4414 - Fax: 415.288.1401

                                 ANNUAL REPORT
                                 JUNE 30, 1998

                                    TWF LOGO
                               FIRST MUTUAL FUND
                             TOTAL RETURN BOND FUND

                                  800.257.4414